EXHIBIT 99.CERT

EXHIBIT 2: CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, Daniel R. Omstead, certify that:

1.   I have reviewed this report on Form N-CSR of H&Q LIFE SCIENCES INVESTORS;

2.          Based on my knowledge, this report does not contain any untrue statement of  a material fact or omit to state a material fact necessary to make the  statements made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this report;

3.          Based on my knowledge, the financial statements, and other financial  information included in this report, fairly present in all material respects  the financial condition, results of operations, changes in net assets, and  cash flows (if the financial statements are required to include a statement  of cash flows) of the registrant as of, and for, the periods presented in this report;

4.          The registrant’s other certifying officer(s) and I are responsible for  establishing and maintaining disclosure controls and procedures (as defined  in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Registrant and have:

a)                    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)                   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; and

c)                    Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)               Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.          The registrant’s other certifying officer(s) and I have disclosed to the  registrant’s auditors and the audit committee of the registrant’s board of  directors (or persons performing the equivalent functions):

a)                    All significant deficiencies and material weaknesses in the design  or operation of internal control over financial reporting which are  reasonably likely to adversely affect the registrant’s ability to  record, process, summarize, and report financial information; and

b)                          Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	12/5/07	/s/ Daniel R. Omstead
Name: Daniel R. Omstead
Title: President

EXHIBIT 2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Carolyn Haley, certify that:

1.   I have reviewed this report on Form N-CSR of H&Q LIFE SCIENCES INVESTORS;

2.          Based on my knowledge, this report does not contain any untrue statement of  a material fact or omit to state a material fact necessary to make the  statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.          Based on my knowledge, the financial statements, and other financial  information included in this report, fairly present in all material respects  the financial condition, results of operations, changes in net assets, and  cash flows (if the financial statements are required to include a statement  of cash flows) of the registrant as of, and for, the periods presented in  this report;

4.          The registrant’s other certifying officer(s) and I are responsible for  establishing and maintaining disclosure controls and procedures (as defined  in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a)                    Designed such disclosure controls and procedures, or caused such  disclosure controls and procedures to be designed under our  supervision, to ensure that material information relating to the  registrant, including its consolidated subsidiaries, is made known  to us by others within those entities, particularly during the  period in which this report is being prepared;

b)                   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; and

c)                    Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)               Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.          The registrant’s other certifying officer(s) and I have disclosed to the  registrant’s auditors and the audit committee of the registrant’s board of  directors (or persons performing the equivalent functions):

a)                    All significant deficiencies and material weaknesses in the design  or operation of internal control over financial reporting which are  reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b)                   Any fraud, whether or not material, that involves management or  other employees who have a significant role in the registrant’s  internal control over financial reporting.

Date:	12/5/07	/s/ Carolyn Haley
Name: Carolyn Haley
Title: Treasurer